UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2004

                         HEMACARE CORPORATION
         (Exact Name of Registrant as Specified in its Charter)

                              CALIFORNIA
            (State or other jurisdiction of incorporation)

     000-15223                                95-3280412
(Commission File No.)             (IRS Employer Identification No.)

                       21101 Oxnard Street
                     Woodland Hills, CA 91367
         (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (818) 226-1968

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	  Description
--------------    -----------------------------------------------

99.1	          Press Release issued by HemaCare, dated
                  May 13, 2004

99.2	          Transcript of the presentations given by Judi
                  Irving, CEO, and Robert S. Chilton, CFO,at a conference call conducted by HemaCare Corporation on May 13, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 13, 2004, HemaCare Corporation issued a press release announcing financial results for the third quarter of 2003. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

On May 13, 2004, HemaCare Corporation held an investor conference call discussing the financial results for the third quarter of 2003. A transcript of the presentations given by Ms. Judi Irving, CEO, and Robert S. Chilton, CFO, in the call is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 13, 2004	            HEMACARE CORPORATION

                                    /s/ Robert S. Chilton
                                    -------------------------
				    Robert S. Chilton
                                    Chief Financial Officer

                         EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------------------------------------------
99.1		 Press Release issued by HemaCare, dated
                 May 13, 2004

99.2	         Transcript of the presentations given by Judi Irving,
                 CEO, and Robert S. Chilton, CFO, at a conference call conducted by HemaCare Corporation on May
                 13, 2004